UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 10 , 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

    On February 10, 2006, the Human Resources Committee of the Board of Directors of Ameren Corporation (“Ameren”) and the Board of Directors of Ameren took the following actions:
•

Authorized the payment of cash bonus awards under the 2005 Ameren Executive Incentive Plan (a copy of which was filed as Exhibit 10.2 to Ameren’s combined Current Report on Form 8-K dated February 14, 2005) to the chief executive officer and the four most highly compensated executive officers other than the chief executive officer (collectively, the “Named Executive Officers”) of Ameren and its subsidiaries, including Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company (“Genco”), CILCORP Inc. (“CILCORP”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”) and Illinois Power Company, doing business as AmerenIP (“IP”), collectively referred to as the “Registrants.” A table setting forth the cash bonus awards to these Named Executive Officers is attached as Exhibit 10.1 and is incorporated herein by reference.

•
Established the 2006 Ameren Executive Incentive Plan to provide for the payment of cash bonus awards to the Named Executive Officers in 2007 based on 2006 corporate results and business line and individual performance. The 2006 Ameren Executive Incentive Plan is attached as Exhibit 10.2 and is incorporated herein by reference.

•	Adopted a new incentive compensation plan, called the 2006 Omnibus Incentive Compensation Plan, subject to approval by Ameren’s shareholders at its 2006 annual meeting scheduled to be held on May 2, 2006. This plan was adopted to replace, on a prospective basis, the Ameren Long-Term Incentive Plan of 1998 (a copy of which was filed as Exhibit 10.1 to Ameren’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998) which was previously approved by Ameren shareholders and expires on April 1, 2008. The 2006 Omnibus Incentive Compensation Plan, which will be fully described in and appended to Ameren’s definitive proxy statement for its 2006 annual meeting of shareholders to be filed with the Securities and Exchange Commission (“SEC”) pursuant to SEC Regulation 14A, retains many of the features of the Ameren Long-Term Incentive Plan of 1998 plus provides new features that allow greater flexibility, such as performance units denominated in dollars, restricted stock units, cash-based awards and other stock-based awards. While all employees will be eligible to receive awards under the 2006 Omnibus Incentive Compensation Plan, Ameren’s Human Resources Committee, which will administer this plan, currently expects that approximately 180 employees, including the Named Executive Officers, will initially participate in the plan. Ameren’s Board of Directors currently expects that all non-management directors will also initially participate in the plan. The 2006 Omnibus Incentive Compensation Plan is attached as Exhibit 10.3 and is incorporated herein by reference.

•
Authorized the issuance pursuant to the 2006 Omnibus Incentive Compensation Plan of performance share units to the Named Executive Officers, subject to shareholder approval of the plan as discussed above. Each performance share unit represents the right to receive a share of Ameren’s common stock assuming certain performance criteria are achieved. The actual number of performance share units earned will vary from 0 percent to 200 percent of the target number of performance share units granted to each Named Executive Officer, based primarily on the Company’s three-year total shareholder return (“TSR”) relative to a utility peer group and continued employment during the three-year period. Once earned, performance share units continue to rise and fall in value with Ameren’s common stock price for two years, at which time the performance share units are paid in Ameren’s common stock. Dividends on performance share units will accrue and be reinvested into additional performance share units throughout the three-year performance share period. Dividends will be paid on a current basis during the two-year holdback period. Because these performance share units will be earned only if performance goals over performance periods are attained, the amounts, if any, that will be payable to the Named Executive Officers pursuant to the performance share unit awards described above are not determinable at this time.

•
The number of performance share units issued to each Named Executive Officer pursuant to the 2006 Omnibus Incentive Compensation Plan, subject to shareholder approval of the plan, is set forth in the table referred to above and attached as Exhibit 10.1. The form of performance share unit award is attached as Exhibit 10.4 and is incorporated herein by reference. The award agreements between Ameren and each of the Named Executive Officers provide that upon the occurrence of a “Change of Control” as defined in the Amended and Restated Ameren Change of Control Severance Plan referred to below (i) if Ameren continues to exist and its common stock is traded on the New York Stock Exchange (“NYSE”) or NASDAQ Stock Market (“NASDAQ”) (A) voluntary terminations of employment prior to the end of the performance period or terminations for “Cause” (as defined in the Plan referred to below) at any time prior to pay out of shares result in forfeiture of awards, (B) involuntary terminations of employment or terminations for “Good Reason” (as defined in the Plan referred to below) during the performance period do not change the manner in which awards are earned and become vested and such awards will be paid in shares of Ameren common stock on January 1, 2009 or as soon as practicable thereafter and (C) involuntary terminations of employment or terminations for “Good Reason” after the performance period result in an immediate payment of earned and vested shares of Ameren common stock and (ii) which occurs on or before December 31, 2008, if Ameren ceases to exist or its common stock is no longer traded on the NYSE or NASDAQ, the 2006 Omnibus Incentive Compensation Plan will be terminated and (A) the target number of performance share units together with accrued dividends thereon will be converted into nonqualified deferred compensation which will accrue interest at the prime rate as provided in the award agreement and, assuming continued employment, such amount will vest and be paid out on December 31, 2008, (B) voluntary terminations of employment or terminations for “Cause” result in forfeiture of the amounts described above in (ii)(A) and (C) involuntary terminations of employment or terminations for “Good Reason” result in an immediate payment of the amounts described above in (ii)(A) (except as otherwise provided in the awards). The award agreements provide that if a “Change of Control” occurs after December 31, 2008 and Ameren ceases to exist or its common stock is no longer traded on the NYSE or

NASDAQ, the Named Executive Officers will receive an immediate distribution of cash equal to the value of one share of Ameren common stock multiplied by the number of earned performance share units.

•
Adopted an Amended and Restated Ameren Change of Control Severance Plan effective February 10, 2006, to replace Ameren’s Change of Control Severance Plan (a copy of which was filed as Exhibit 10.2 to Ameren’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998). The Amended and Restated Change of Control Severance Plan retains many of the features of the predecessor plan but includes the following principal revisions: (i) revises the definition of “Cause” to expand the bases which permit the termination of the Named Executive Officer’s employment after a “Change of Control” without requiring Ameren to pay separation benefits under the plan; (ii) revises the definition of “Good Reason” to clarify the bases upon which, and impose limitations on, the ability of a Named Executive Officer to terminate his or her employment after a “Change of Control” and receive separation benefits under the plan; (iii) revises the definition of “Change of Control” (A) to reduce from more than 80 percent to more than 60 percent the minimum required percentage of continuing ownership of outstanding shares of Ameren’s common stock and outstanding Ameren voting securities following certain business combinations in order not to trigger a “Change of Control” and (B) to provide that a “Change of Control” will not occur solely because a person acquires more than the permitted amount of the then outstanding shares of Ameren’s common stock or outstanding Ameren voting securities as a result of the acquisition of shares of common stock or voting securities by Ameren, which has the effect of increasing the proportional number of shares owned by such person; (iv) reduces from three years to two years the period after a “Change of Control” during which period if a Named Executive Officer’s employment is terminated without Cause or by the Named Executive Officer for Good Reason, the Named Executive Officer will be entitled to separation benefits under the plan; (v) provides that if a Named Executive Officer’s employment is terminated by Ameren without Cause prior to the date of a “Change of Control” either (A) at the request of a third party who has indicated an intention or taken steps to effect a “Change of Control” or (B) otherwise in connection with or in anticipation of, a “Change of Control” which has been threatened or proposed, such termination is deemed to have occurred after a “Change of Control” for purposes of the plan, provided a “Change of Control” occurs; and (vi) limits Ameren’s obligation in certain circumstances to reimburse a Named Executive Officer for certain excise taxes on payments received under the plan.

The Amended and Restated Ameren Change of Control Severance Plan, is attached as Exhibit 10.5 and is  incorporated herein by reference.

•
Adopted, effective February 10, 2006, the First Amendment to the Ameren Long-Term Incentive Plan of 1998 (referred to above) to reflect the definition of “Change in Control” established by the Amended and Restated Ameren Change of Control Severance Plan (referred to above). The First Amendment to the Ameren Long-Term Incentive Plan of 1998 is attached as Exhibit 10.6 and is incorporated herein by reference.

•
With respect to restricted stock awards previously issued to the Named Executive Officers and other key employees pursuant to the Ameren Long-Term Incentive Plan of 1998, approved, effective March 1, 2006, the elimination of stock ownership requirements as a condition to vesting in restricted shares and the change of the retirement age for vesting purposes from age 65 to age 62 to facilitate the transition from the Long-Term Incentive Plan of 1998, as amended, to the 2006 Omnibus Incentive Compensation Plan discussed above.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:
10.1	Table of 2005 Cash Bonus Awards and 2006 Performance Share Unit Awards Issued to Named Executive Officers
10.2	2006 Ameren Executive Incentive Plan
10.3	2006 Omnibus Incentive Compensation Plan
10.4	Form of Performance Share Unit Award Issued Pursuant to 2006 Omnibus Incentive Compensation Plan
10.5	Amended and Restated Ameren Corporation Change of Control Severance Plan
10.6	First Amendment to the Ameren Corporation Long-Term Incentive Plan of 1998

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CILCORP Inc. (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

ILLINOIS POWER COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date: February 16, 2006

Exhibit Index

Exhibit Number:	Title:
10.1	Table of 2005 Cash Bonus Awards and 2006 Performance Share Unit Awards Issued to Named Executive Officers
10.2	2006 Ameren Executive Incentive Plan
10.3	2006 Omnibus Incentive Compensation Plan
10.4	Form of Performance Share Unit Award Issued Pursuant to 2006 Omnibus Incentive Compensation Plan
10.5	Amended and Restated Ameren Corporation Change of Control Severance Plan
10.6	First Amendment to the Ameren Corporation Long-Term Incentive Plan of 1998